UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————————

Form 8-K

———————————

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

———————————

TERRAPIN 3 ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

———————————

Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 710-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

———————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Terrapin 3 Acquisition Corporation (the “Company”) previously announced that it held a special meeting of stockholders on July 19, 2016 (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 150 days, from July 22, 2016 to December 19, 2016 (the “Extended Date”), provided that the Company has executed a definitive agreement for a business combination on or before July 22, 2016, and (ii) an amendment (the “Trust Amendment”) to the Company’s investment management trust agreement, dated July 16, 2014 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Date.

In connection with the Meeting, stockholders holding the Company’s shares of Class A Common Stock were permitted to exercise their right to redeem their shares for a pro rata portion of the Trust Account at a conversion price of $10.00 per share. The Company previously announced that it had extended the date pursuant to which such shareholders could withdraw their redemption election until 4:00 PM, Eastern Time, on July 21, 2016. As of such time and date, stockholders holding 11,336,888 shares of the Company’s Class A Common Stock have elected to have their shares redeemed.

As a result of the Meeting, on July 21, 2016, the Company entered into the Trust Amendment, which (i) extends the termination date set forth in the Trust Agreement to reflect the Extension and (ii) permits liquidation and distribution of the Trust Account to the extent necessary to redeem the 11,336,888 shares of the Company’s Class A Common Stock into cash held by holders who elected redemption as more fully described below. A copy of the Trust Amendment is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

A copy of the Trust Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing summary of the Trust Amendment is qualified in its entirety by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Expense Advancement Agreement, dated July 16, 2014, by and among the Company and Apple Orange LLC, MIHI LLC, Noyac Path, LLC and Periscope LLC (collectively, the “Sponsors”), on July 19, 2016, the Sponsors advanced the Company the aggregate amount of $250,000. To evidence such advances, the Company issued a promissory note substantially in the form attached hereto as Exhibit 10.2 to each of the Sponsors (collectively, the “Notes”). The Notes bear no interest and are convertible into warrants identical to the warrants offered in the IPO at a price of $0.50 per warrant at the option of the note holder.

A copy of the form of promissory notes is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference, and the foregoing summary of the Notes is qualified in its entirety by reference thereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under item 1.01 of this Current Report on Form 8-K regarding the Meeting is incorporated herein by reference. As a result of the Meeting, on July 21, 2016, the Company filed with the Secretary of State of the State of Delaware the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

A copy of the Charter Amendment is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference, and the foregoing summary of the Charter Amendment is qualified in its entirety by reference thereto.

Item 8.01. Other Events.

The disclosure set forth under item 1.01 of this Current Report on Form 8-K regarding the Meeting is incorporated herein by reference. The Company will promptly distribute the aggregate amount of $113,368,880 from the Trust Account to the stockholders who properly exercised their right to redeem their shares.

On July 22, 2016, the Company issued a press release announcing that the remaining amount of approximately $99.4 million in the Trust Account, including interest earned on the funds in the Trust Account, together with $20 million from a forward purchase contract with an affiliate of Macquarie Group Limited, will be sufficient to satisfy the terms of the Company’s previously announced proposed business combination with Yatra Online, Inc. (“Yatra”). A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Terrapin 3 Acquisition Corporation

10.1	Amendment No. 1, dated as of July 21, 2016, to the Investment Management Trust Agreement, dated as of July 16, 2014, by and between Terrapin 3 Acquisition Corporation and Continental Stock Transfer & Trust Company

10.2	Form of Promissory Note

99.1	Press Release, dated July 22, 2016

Additional information

In connection with the proposed business combination between the Company and Yatra (the “Transaction”), Yatra intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 that will include a proxy statement of the Company that also will constitute a prospectus of Yatra. The Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the proxy statement/prospectus regarding the Transaction when it becomes available because it will contain important information regarding the Company, Yatra, the Transaction, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Transaction and other documents filed by the Company or Yatra with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to the Company, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, NY 10019, or by calling the Company at (212) 710-4100.

Forward-looking Statements

This Current Report on Form 8-K may include certain forward-looking statements, including statements regarding the expected effects on the Company and Yatra of the proposed business combination, the anticipated timing and benefits of the business combination, the anticipated standalone or combined financial results of the Company or Yatra, the anticipated future growth of Yatra or the markets it serves, and all other statements other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the Company’s and Yatra's managements' current expectations or beliefs and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the satisfaction of the conditions to the business combination and other risks related to the completion of the business combination and actions related thereto; (2) the ability of the Company and Yatra to complete the business combination on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the business combination and related transactions; (3) risks relating to any unforeseen liabilities of the Company or Yatra; (4) the amount of redemptions made by the Company’s stockholders; (5) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Yatra; (6) the risk that disruptions from the transaction will harm Yatra’s business; and (7) other factors detailed in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 under the caption "Risk Factors." Neither the Company nor Yatra is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Participants in the Transaction

The Company, Yatra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company, in connection with the proposed business combination under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 1, 2016. Information about the directors and executive officers of Yatra and the interests of these participants in the transaction will be included in the proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAPIN 3 ACQUISITION CORPORATION

By:	/s/ Sanjay Arora
Name: Sanjay Arora Title: Chief Executive Officer

Date: July 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Terrapin 3 Acquisition Corporation

10.1	Amendment No. 1, dated as of July 21, 2016, to the Investment Management Trust Agreement, dated as of July 16, 2014, by and between Terrapin 3 Acquisition Corporation and Continental Stock Transfer & Trust Company

10.2	Form of Promissory Note

99.1	Press Release, dated July 22, 2016